Exhibit 10.8
BB&T

Branch Banking and Trust Company
Funds Management Group
Mailcode: 001-91-03-00
101 N. Cherry Street, Suite 300
Winston-Salem NC 27101

June 14, 2019

To: Mr. Paul Nester
RGC Midstream LLC
Email: paul_nester@rgcresources.com
Phone: (540) 777-3837

From: Kevin Randal, Senior Vice President
Branch Banking and Trust Company (BB&T)
101 North Cherry Street, Suite 300
Winston-Salem NC 27101
Telephone: (336) 733-2853
Fax #: (336) 293-9854

Re: Confirmation of USD 10,000,000.00 amortizing swap commencing June 13, 2019

Dear Mr. Nester:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Branch Banking and Trust Company (“BB&T”) and RGC Midstream LLC (“Counterparty”) on the Trade Date specified below (the “Swap Transaction”). This letter agreement constitutes a “Confirmation” under the ISDA Agreement defined below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.
This confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of May 23, 2019 (as amended and supplemented, the “Agreement”),between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Pursuant to ISDA guidelines, the mutual agreement of terms commenced the transaction being confirmed. This serves as additional evidence of a binding supplement to the Agreement. We request that you sign this Confirmation and return it to us.

RGC_MIDSTREA

2.	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:	(i) USD 10,000,000.00 for the initial Calculation Period, ant thereafter
(ii) the amounts as detailed in the Schedule of Notional Amounts attached hereto.

Trade Date:	June 13, 2019

Effective Date:	June 13, 2019

Termination Date	June 1, 2024

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:
The 1st calendar day of each month during the Term of this Transaction, commencing on July 1, 2019 and ending on the Termination Date, subject to adjustment in accordance wit the Modified Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month to but excluding the 1st day of the immediately following month, not subject to adjustment

Fixed Rate:	3.14000 percent per annum

Fixed Rate Day Count Fraction:	Actual / 360

Floating Amounts:

Floating Rate Payer:	BB&T

Floating Rate Payer Payment Dates:
The 1st calendar day of each month during the Term of this Transaction, commencing July 1, 2019 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month to but excluding the 1st day of the immediately following month, not subject to adjustment.

Floating Rate for Initial Calculation Period:	3.61063 percent which includes applicable spread

Floating Rate Option:	USD-LIBOR-BBA plus spread

Designated Maturity:	Monthly

Spread:	120 basis points

Floating Rate Day Count Fraction:	Actual / 360

Business Day Convention:	Modified Following

Business Days for Payments:	New York, London

Business Days for Resets:	London

Reset Dates:	The 1st day of each month without adjustment.

Compounding:	Inapplicable

Calculation Agent:	BB&T, unless otherwise specified in Agreement

3. Account Details:

Payments to BB&T:	Winston-Salem, NC

Office of Counterparty:	Roanoke, VA

Non-Reliance:
Each party represents to the other party that it is acting for its own account, and has made its own independent decisions to enter into this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us within 2 business days, signed by a vice president or above who is authorized to sign financial instrument contracts on behalf of the Counterparty to:

BB&T Funds Management
Attn: Kevin Randal
Fax#: (336) 293-9854

This Confirmation shall be conclusively deemed accurate and complete by Counterparty if not executed and returned to us within the timeframe established above.

Yours sincerely,
Branch Banking and Trust Company

By: /s/ Kevin Randal
Name: Kevin Randal
Title: Senior Vice President

Confirm as of the
Date first above written:
RGC Midstream LLC

By: /s/ John S. D'Orazio	By: /s/ Paul W. Nester
Name: John S. D'Orazio	Name: Paul W. Nester
Title: President	Title: Chief Financial Officer

Trade ID: 45460NC
Confirmation of USD 10,000,000.00 swap commencing June 13, 2019
Termination Date June 1, 2024

RGC Midstream LLC
45460NC
Schedule of Notional Amounts

From and Including	To but Excluding	Notional Amount
6/13/2019	7/1/2019	10,000,000.00
7/1/2019	8/1/2019	10,000,000.00
8/1/2019	9/1/2019	10,000,000.00
9/1/2019	10/1/2019	10,000,000.00
10/1/2019	11/1/2019	10,000,000.00
11/1/2019	12/1/2019	10,000,000.00
12/1/2019	1/1/2020	10,000,000.00
1/1/2020	2/1/2020	10,000,000.00
2/1/2020	3/1/2020	10,000,000.00
3/1/2020	4/1/2020	10,000,000.00
4/1/2020	5/1/2020	10,000,000.00
5/1/2020	6/1/2020	10,000,000.00
6/1/2020	7/1/2020	10,000,000.00
7/1/2020	8/1/2020	10,000,000.00
8/1/2020	9/1/2020	10,000,000.00
9/1/2020	10/1/2020	10,000,000.00
10/1/2020	11/1/2020	10,000,000.00
11/1/2020	12/1/2020	10,000,000.00
12/1/2020	1/1/2021	10,000,000.00
1/1/2021	2/1/2021	10,000,000.00
2/1/2021	3/1/2021	10,000,000.00
3/1/2021	4/1/2021	10,000,000.00
4/1/2021	5/1/2021	10,000,000.00
5/1/2021	6/1/2021	10,000,000.00
6/1/2021	7/1/2021	10,000,000.00
7/1/2021	8/1/2021	10,000,000.00
8/1/2021	9/1/2021	10,000,000.00
9/1/2021	10/1/2021	10,000,000.00
10/1/2021	11/1/2021	10,000,000.00
11/1/2021	12/1/2021	10,000,000.00
12/1/2021	1/1/2022	10,000,000.00
1/1/2022	2/1/2022	10,000,000.00
2/1/2022	3/1/2022	10,000,000.00
3/1/2022	4/1/2022	10,000,000.00
4/1/2022	5/1/2022	10,000,000.00
5/1/2022	6/1/2022	10,000,000.00
6/1/2022	7/1/2022	10,000,000.00
7/1/2022	8/1/2022	9,958,333.33

8/1/2022	9/1/2022	9,916,666.66
9/1/2022	10/1/2022	9,874,999.99
10/1/2022	11/1/2022	9,833,333.32
11/1/2022	12/1/2022	9,791,666.65
12/1/2022	1/1/2023	9,749,999.98
1/1/2023	2/1/2023	9,708,333.31
2/1/2023	3/1/2023	9,666,666.64
3/1/2023	4/1/2023	9,624,999.97
4/1/2023	5/1/2023	9,583,333.30
5/1/2023	6/1/2023	9,541,666.63
6/1/2023	7/1/2023	9,499,999.96
7/1/2023	8/1/2023	9,458,333.29
8/1/2023	9/1/2023	9,416,666.62
9/1/2023	10/1/2023	9,374,999.95
10/1/2023	11/1/2023	9,333,333.28
11/1/2023	12/1/2023	9,261,666.61
12/1/2023	1/1/2024	9,249,999.94
1/1/2024	2/1/2024	9,208,333.27
2/1/2024	3/1/2024	9,166,666.60
3/1/2024	4/1/2024	9,124,999.93
4/1/2024	5/1/2024	9,083,333.26
5/1/2024	6/1/2024	9,041,666.59